UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2016

BIND THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36072	56-2596148
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 Vassar Street, Cambridge, Massachusetts 02139

(Address of principal executive offices) (Zip Code)

(617) 491-3400

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 14, 2016, BIND Therapeutics, Inc. (the “Company”) received a letter (the “Notification Letter”) from The NASDAQ Stock Market, LLC (“Nasdaq”) notifying the Company that it is not in compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5450(a)(1) for continued listing on The Nasdaq Global Select Market. Nasdaq Listing Rule 5450(a)(1) requires listed securities to maintain a minimum bid price of $1.00 per share, and Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. Based on the closing bid price of the Company’s common stock for the 30 consecutive business days prior to the date of the Notification Letter, the Company no longer meets the minimum bid price requirement. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided 180 calendar days, or until December 12, 2016, to regain compliance.

As previously disclosed, on May 2, 2016, the Company received a letter from Nasdaq notifying it that its securities would be delisted due to the Company’s filing on May 1, 2016 for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Initial Delisting Determination”). The Notification Letter provides that, because the Company filed for Chapter 11 bankruptcy protection in May 2016, it must meet all of Nasdaq’s initial listing requirements upon emerging from bankruptcy, including the $4.00 bid price, pursuant to Listing Rule 5110(b).

The Company has appealed the Initial Delisting Determination. Subsequent to filing such appeal, the Company received an additional letter from Nasdaq stating that the Company is no longer in compliance with Nasdaq Listing Rule 5450(b)(1)(A), which requires companies listed on The Nasdaq Global Select Market to maintain a minimum stockholders’ equity of $10,000,000 (absent compliance with the continued listing requirements under one of the alternative standards of Listing Rule 5450).

In light of the foregoing, the Company is considering available remedial actions, including raising additional capital, a strategic collaboration with one or more parties, the license, sale or divestiture of some of its proprietary technologies, including a sale of the Company, and a reverse stock split.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2016, Amir Nashat, Sc.D. provided the Company with notice of his resignation from the Board of Directors of the Company (the “Board”) and all committees of the Board on which he serves, effective as of June 17, 2016.

On June 15, 2016, Amy W. Schulman provided the Company with notice of her resignation from the Board and all committees of the Board on which she serves, effective as of June 17, 2016.

Forward-Looking Statements Disclaimer

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding potential financial and strategic alternatives to be explored, including raising additional capital, a strategic collaboration with one or more parties, the licensing, sale or divestiture of the Company’s proprietary technologies and a reverse stock split.

These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: risks relating to our recent Chapter 11 filing and our potential delisting from The Nasdaq Stock Market; the fact that the Company may not be successful in consummating any of the strategic or financing alternatives it is exploring; the fact that the Company has incurred significant losses since its inception and expects to incur losses for the foreseeable future; the Company’s need for additional funding, which may not be available, in order to continue as a going concern; effects of adverse capital market conditions on the Company’s liquidity; adverse effects on the Company’s business due to the report of its independent registered public accounting firm on its financial statements for the year ended December 31, 2015, which contains an explanatory paragraph regarding the Company’s ability to continue as a going concern; raising additional capital may cause dilution to its stockholders, restrict its operations or require it to relinquish rights to its technologies or drug candidates; the Company’s limited operating history; limitations on the Company’s ability to utilize net operating loss carryforwards and certain other tax attributes; failure to use and expand its MEDICINAL ENGINEERING® platform to build a pipeline of drug candidates and develop marketable drugs; the early stage of the Company’s development efforts with only BIND-014 and Accurin AZD2811 in clinical development; failure of the Company or its collaborators to successfully develop and commercialize drug candidates; clinical drug development involves a lengthy and expensive process, with an uncertain outcome; delays or difficulties in the enrollment of patients in clinical trials; serious adverse or unacceptable side effects or limited efficacy observed during the development of the Company’s drug candidates; inability to maintain any of the Company’s collaborations, or the failure of these collaborations; inability to enter into a collaboration for BIND-014; the Company’s reliance on third parties to conduct its clinical trials and manufacture its drug candidates; the Company’s inability to obtain required regulatory approvals; the fact that a fast track or breakthrough therapy designation by the FDA for the Company’s drug candidates may not actually lead to a faster development or regulatory review or approval process; the inability to obtain orphan drug exclusivity for drug candidates; failure to obtain marketing approval in international jurisdictions; any post-marketing restrictions or withdrawals from the market; effects of recently enacted and future legislation; failure to comply with environmental, health and safety laws and regulations; failure to achieve market acceptance by physicians, patients, or third-party payors; failure to establish effective sales, marketing and distribution capabilities or enter into agreements with third parties with such capabilities; effects of substantial competition; unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives; product liability lawsuits; failure to retain key executives and attract, retain and motivate qualified personnel; difficulties in managing the Company’s growth; risks associated with operating internationally, including the possibility of sanctions with respect to our operations in Russia; the possibility of system failures or security breaches; failure to obtain and maintain patent protection for or otherwise protect our technology and products; effects of patent or other intellectual property lawsuits; the price of our common stock may be volatile and fluctuate substantially; significant costs and required management time as a result of operating as a public company; and any securities class action litigation. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, on May 10, 2016, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIND THERAPEUTICS, INC.

Date: June 17, 2016	By:	/s/ Andrew Hirsch
Andrew Hirsch
President and Chief Executive Officer